                                                                    EXHIBIT 23.3


                        INDEPENDENT ACCOUNTANTS' CONSENT

The Board of Directors
Citizens, Inc.

We consent to the use of our report incorporated herein by reference and to the reference to our firm under the heading "Experts" in the prospectus.

KPMG LLP

Dallas, Texas
June 11, 2003

                                     23.3-1